UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Aberdeen Global Premier Properties Fund Aberdeen Global Dynamic Dividend Fund Aberdeen Total Dynamic Dividend Fund
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

ABERDEEN GLOBAL PREMIER PROPERTIES FUND
ABERDEEN GLOBAL DYNAMIC DIVIDEND FUND
ABERDEEN TOTAL DYNAMIC DIVIDEND FUND
1900 Market Street, Suite 200
Philadelphia, PA 19103

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be held on October 9, 2019

TO THE SHAREHOLDERS:

NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of each of Aberdeen Global Premier Properties Fund, Aberdeen Global Dynamic Dividend Fund and Aberdeen Total Dynamic Dividend Fund (each, a "Fund," and collectively, the "Funds") (each meeting, an "Annual Meeting," and collectively, the "Annual Meetings") will be held at the offices of Aberdeen Standard Investments Inc. located at 1900 Market Street, Suite 200, Philadelphia, PA 19103, on the following dates and at the following times:

Aberdeen Global Premier Properties Fund (NYSE: AWP)  October 9, 2019  10:00 a.m. eastern time

Aberdeen Global Dynamic Dividend Fund (NYSE: AGD)  October 9, 2019  10:30 a.m. eastern time

Aberdeen Total Dynamic Dividend Fund (NYSE: AOD)  October 9, 2019  11:00 a.m. eastern time

The purpose of the Annual Meetings is to consider and act upon the following proposals (each a "Proposal") for each Fund, as applicable, and to consider and act upon such other matters as may properly come before the Annual Meetings or any adjournments or postponements thereof:

AWP — To elect one Class II Trustee to serve for a three-year term.

AGD — To elect one Class II Trustee to serve for a three-year term.

AOD — To elect one Class II Trustee to serve for a three-year term.

Each Proposal is discussed in greater detail in the enclosed Joint Proxy Statement. You are entitled to notice of, and to vote at, the Annual Meeting of a Fund if you owned shares of such Fund at the close of business on July 19, 2019 (the "Record Date"). If you attend the Annual Meetings, you may vote your shares in person. Even if you expect to attend the Annual Meetings, please complete, date, sign and return the enclosed proxy card(s) in the enclosed postage-paid envelope or authorize your proxy by telephone or through the Internet.

We will admit to an Annual Meeting (1) all shareholders of record on the Record Date, (2) persons holding proof of beneficial ownership at the Record Date, such as a letter or account statement from the person's broker, (3) persons who have been granted proxies, and (4) such other persons that we, in our sole discretion, may elect to admit. All persons wishing to be admitted to an Annual Meeting must present photo identification. If you plan to attend an Annual Meeting, we ask that you call us in advance at 1-800-522-5465.

This notice and related proxy materials are first being mailed to shareholders on or about August 16, 2019.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meetings of Shareholders to Be Held on October 9, 2019: This Notice, the Joint Proxy Statement and the form of proxy cards are available on the Internet at https://www.aberdeenstandard.com/en-us/cefinvestorcenter. On this website, you will be able to access the Notice, the Joint Proxy Statement, the form of proxy card(s) and any amendments or supplements to the foregoing material that are required to be furnished to shareholders.

By order of the Boards of Trustees,

/s/ Megan Kennedy
Megan Kennedy, Vice President and Secretary
Aberdeen Global Premier Properties Fund
Aberdeen Global Dynamic Dividend Fund
Aberdeen Total Dynamic Dividend Fund

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETINGS IN PERSON, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE ANNUAL MEETINGS. ACCORDINGLY, YOU ARE REQUESTED TO PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) FOR THE ANNUAL MEETINGS PROMPTLY, OR TO AUTHORIZE THE PROXY VOTE BY TELEPHONE OR THROUGH THE INTERNET PURSUANT TO THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD(S) BE RETURNED PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

August 16, 2019
Philadelphia, Pennsylvania

ABERDEEN GLOBAL PREMIER PROPERTIES FUND
ABERDEEN GLOBAL DYNAMIC DIVIDEND FUND
ABERDEEN TOTAL DYNAMIC DIVIDEND FUND
(each, a "Fund" and collectively, the "Funds")

1900 Market Street, Suite 200
Philadelphia, PA 19103

JOINT PROXY STATEMENT

For the Annual Meetings of Shareholders
each to be held on October 9, 2019

This Joint Proxy Statement is furnished in connection with the solicitation of proxies by each Fund's Board of Trustees (each, a "Board," and collectively, the "Boards," with members of each Board being referred to as "Trustees") to be voted at the Annual Meeting of Shareholders of each Fund (each, a "Meeting," and collectively, the "Meetings") to be held at the offices of Aberdeen Standard Investments Inc. located at 1900 Market Street, Suite 200, Philadelphia, PA 19103, on Wednesday, October 9, 2019 and at any adjournments or postponements thereof. A Notice of Annual Meeting of Shareholders and a proxy card (the "Proxy") accompany this Joint Proxy Statement. This Joint Proxy Statement is first being mailed to shareholders on or about August 16, 2019.

All properly executed proxies received prior to a Meeting will be voted at the Meeting, or at any adjournments thereof, in accordance with the instructions marked on the Proxy. Unless instructions to the contrary are marked on the Proxy, Proxies received will be voted "FOR" each Proposal (as defined below). The persons named as proxy holders on the Proxy will vote in their discretion on any other matters that may properly come before each Meeting or any adjournments or postponements thereof. Any Proxy may be revoked at any time prior to its exercise by submitting a properly executed, subsequently dated Proxy, giving written notice to Megan Kennedy, Secretary of the Fund(s), 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103, or by attending the Meeting and voting in person. Shareholders may authorize proxy voting by using the enclosed Proxy along with the enclosed envelope with pre-paid postage. Shareholders may also authorize proxy voting by telephone or through the internet by following the instructions contained on their Proxy. Shareholders do not have dissenter's rights of appraisal in connection with any of the matters to be voted on by the shareholders at each Meeting.

The election of a Trustee to the Board requires the affirmative vote of a plurality of the shares entitled to vote for the election of any Trustee present in person or represented by proxy at the Meeting with a quorum present. For purposes of the election of Trustees, abstentions and broker non-votes will be counted as shares present for quorum purposes, but will not be treated as votes cast. Abstentions and broker non-votes, therefore, will have no effect on the election of Mr. Malone as a Trustee. All properly executed proxies received prior to the Meeting will be voted, at the Meeting or at any adjournments or postponements thereof, in accordance with the instructions marked thereon. Proxies received prior to the Meeting on which no vote is indicated will be voted "FOR" the election of Mr. Malone as Trustee.

In order to transact business at the Meetings, a "quorum" must be present. Under each Fund's Agreement and Declaration of Trust, a quorum is constituted by the presence in person or by proxy of shareholders representing a majority of the outstanding shares of the respective Fund on the record date entitled to vote on a matter. Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners on an item for which the brokers or nominees do not have discretionary power to vote) will be treated as present for determining whether a quorum is present with respect to a particular matter at the

Meeting. Abstentions and broker non-votes will not, however, be treated as votes cast at the Meeting. Abstentions and broker non-votes, therefore, will have no effect on proposals which require a plurality of votes cast for approval, but will have the same effect as a vote "against" on proposals requiring any percentage of the outstanding voting securities of the respective Fund for approval.

Brokers holding shares of a Fund in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on Proposal 1 before the Meeting. Under the rules of the NYSE, such brokers may, for certain "routine" matters, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received from their customers and clients prior to the date specified in the brokers' request for voting instructions. Proposal 1 is a "routine" matter and accordingly beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their shares voted by broker-dealer firms in favor of Proposal 1.

The chairman of the Meeting shall have the power to adjourn the Meeting without further notice other than announcement at the Meeting. Each Board of Trustees also has the power to postpone the Meeting to a later date and/or time in advance of the Meeting. Abstentions and broker non-votes will have the same effect at any adjourned or postponed meeting as noted above. Any business that might have been transacted at the Meeting may be transacted at any such adjourned or postponed session(s) at which a quorum is present.

Written notice of an adjournment of the Meeting, stating the place, date and hour thereof, shall be given to each shareholder entitled to vote thereat at least ten (10) days prior to the Meeting, if the Meeting is adjourned to a date more than one hundred thirty (130) days after the original Record Date set for the Meeting.

We will admit to an Annual Meeting (1) all shareholders of record on July 19, 2019 (the "Record Date"), (2) persons holding proof of beneficial ownership at the Record Date, such as a letter or account statement from the person's broker, (3) persons who have been granted proxies, and (4) such other persons that we, in our sole discretion, may elect to admit. To gain admittance, if you are a shareholder of record or a proxy holder of a shareholder of record, you must bring a form of personal identification to the Meeting, where your name will be verified against our shareholder list. If a broker or other nominee holds your shares and you plan to attend the Meeting, you should bring a recent brokerage statement showing your ownership of the shares, as well as a form of personal identification. If you are a beneficial owner and plan to vote at the Meeting, you should also bring a proxy card from your broker.

Each Board has fixed the close of business on July 19, 2019 as the Record Date for the determination of shareholders entitled to notice of, and to vote at, each Meeting and at any adjournment or postponement thereof. Shareholders on the Record Date for each Fund will be entitled to one vote for each share held for their respective Meeting.

Each Fund has one class of shares of capital stock, par value $0.001 per share. Each share of a Fund is entitled to one vote at the Fund's Annual Meeting, and fractional shares are entitled to a proportionate share of one vote. On the Record Date, the following number of shares of each Fund were issued and outstanding:

AWP  85,407,951 common shares

AGD  12,549,581 common shares

AOD  105,480,998 common shares

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meetings to Be Held on Wednesday, October 9, 2019 at 1900 Market Street, Suite 200, Philadelphia, PA 19103. The Proxy Materials and each Fund's most recent annual report are available on the Internet at https://www.aberdeenstandard.com/en-us/cefinvestorcenter. Each Fund will furnish, without charge, a copy of its annual report for the most recent fiscal year and any more recent reports, to any Fund shareholder upon request. To request a copy, please write to the Funds c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200, Philadelphia, PA 19103, or call 1-800-522-5465. You may also call for information on how to obtain directions to be able to attend a Meeting and vote in person.

The Election of Trustees

Pursuant to each Fund's Articles of Incorporation, each Board is divided into three classes, as nearly equal in number as possible, each of which will serve for three years, with one class being elected each year. If elected, each Trustee is entitled to hold office until the Annual Meeting in the year noted below or until his successor is elected and qualifies. The nominee has indicated an intention to serve if elected and has consented to be named in this Joint Proxy Statement. The nominee for election to the Boards of the Funds are as follows:

Aberdeen Global Premier Properties Fund  P. Gerald Malone (Class II Trustee, 3-year term ending 2022)

Aberdeen Global Dynamic Dividend Fund  P. Gerald Malone (Class II Trustee, 3-year term ending 2022)

Aberdeen Total Dynamic Dividend Fund  P. Gerald Malone (Class II Trustee, 3-year term ending 2022)

EACH FUND'S BOARD RECOMMENDS THAT THE SHAREHOLDER VOTE "FOR" THE NOMINEE FOR TRUSTEE FOR THAT FUND.

The following tables set forth certain information regarding the nominee for election to the Boards of the Funds, Trustees whose terms of office continue beyond the Meetings, and the principal officers of the Funds.

Name, Address and Age	Position(s) Held with Fund(s)	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Nominees for Trustee:
P. Gerald Malone** † 48 Barmouth Road Wandsworth, London SW18 2DP United Kingdom Year of Birth: 1950	AWP: Class II Trustee and Chair AGD: Class II Trustee and Chair AOD: Class II Trustee and Chair	Term expires 2019. Trustee and Chair since 2018.

Currently independent director of Bionik Laboratories Corp., a US healthcare company; Chairman Aberdeen Funds; Aberdeen Global Income Fund, Inc.; Aberdeen Asia- Pacific Income Fund, Inc.; Aberdeen Global Dynamic Dividend Fund; Aberdeen Total Dynamic Dividend Fund; Aberdeen Global Premier Properties Fund; Aberdeen Income Credit Strategies Fund; Director of Aberdeen Australia Equity Fund, Inc. Formerly Chairman of UK companies, Crescent OTC Ltd (pharmaceutical services) until February 2018; and fluidOil Ltd. (oil services) until June 2018; U.S. company Rejuvenan llc (wellbeing services) until September; Chairman of UK company, Ultrasis plc (healthcare software services company) until October 2014.

				31	None.

Name, Address and Age	Position(s) Held with Fund(s)	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustee whose term continues beyond the Annual Meeting:
Nancy Yao Maasbach** † Aberdeen Standard Investments Inc., c/o Legal Department 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1972	AWP: Class III Trustee AGD: Class III Trustee AOD: Class III Trustee	Term expires 2020. Trustee since 2018.	Ms. Maasbach is the President of the Museum of Chinese in America since 2015. From 2009-2014, she was the executive director of the Yale-China Association, one of the oldest non-profit organizations dedicated to building U.S.-China relations at a grassroots level. Nancy has over twenty years of experience working in and covering Asia, including positions at Goldman Sachs & Co., Center for Finance and Research Analysis, and the Council on Foreign Relations. Nancy is a member of the Council on Foreign Relations since 2015.	6	Former Director of The Asia-Tigers Fund, Inc. (from 2016 to 2018)
John Sievwright** † Aberdeen Standard Investments Inc., c/o Legal Department 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1955	AWP: Class I Trustee AGD: Class I Trustee AOD: Class I Trustee	Term expires 2021. Trustee since 2018.	Non-Executive Director of NEX Group plc (2017-2018) (financial); Non-Executive Director of ICAP PLC (2009-2016) (financial); Non-Executive Independent Director of FirstGroup plc (2002-2014)(transport).	4	None.
Interested Trustee whose term continues beyond the Annual Meeting:
Martin Gilbert†† Aberdeen Standard Investments Inc., c/o Legal Department 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1955	AWP: Class III Trustee AGD: Class III Trustee AOD: Class III Trustee	Term expires 2020. Trustee since 2018.	Currently, Chairman of Standard Life Aberdeen plc, the global investment company formed as a result of a merger between Aberdeen Asset Management PLC and Standard Life plc in August 2017. Prior to being named Chairman he served as Co-Chief Executive of Standard Life Aberdeen plc (2017-2019).He was a founding director, shareholder and Chief Executive of Aberdeen Asset Management PLC that was established in 1983.	31	None.

*  Aberdeen Income Credit Strategies Fund , Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Emerging Markets Equity Income Fund, Inc., Aberdeen Japan Equity Fund, Inc., The India

Fund, Inc., Aberdeen Global Dynamic Dividend Fund, Aberdeen Total Dynamic Dividend Fund, Aberdeen Global Premier Properties Fund, Aberdeen Standard Investments ETFs (which currently consists of five portfolios), Aberdeen Investment Funds (which currently consists of four portfolios) and Aberdeen Funds (which currently consists of 24 portfolios) have a common investment adviser, or an investment adviser that is affiliated with the Investment Adviser and Sub-Adviser, and may thus be deemed to be part of the same "Fund Complex."

**  Member of the Nominating and Corporate Governance Committee.

†  Member of the Audit and Valuation Committee.

††  Deemed to be an Interested Trustee of the Funds because of his affiliation with the Funds' Investment Adviser.

ADDITIONAL INFORMATION ABOUT THE TRUSTEES

Each Board believes that each Trustee's experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Trustees possess the requisite experience, qualifications, attributes and skills to serve on their respective Board. Each Board believes that the Trustees' ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with Aberdeen Asset Managers Limited ("AAML" or the "Investment Adviser), other service providers, counsel and independent auditors; and to exercise effective business judgment in the performance of their duties, support this conclusion. Each Board has also considered the contributions that each Trustee can make to the respective Board on which he or she serves and to the Fund(s).

A Trustee's ability to perform his or her duties effectively may have been attained through the Trustee's executive, business, consulting, and/or legal positions; experience from service as a Trustee of the Fund(s) and other funds/portfolios in the Aberdeen Standard complex, other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training or practice; and/or other life experiences. In this regard, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee in addition to the information set forth in the table above: Ms. Maasbach, financial and research analysis experience in and covering the Asia region and experience in world affairs; Mr. Malone, legal background and public service leadership experience, board experience with other public and private companies, and executive and business consulting experience; Mr. Sievwright, banking and accounting experience and experience as a board member of public companies; Mr. Gilbert is a founder and Chairman of a global asset management company with experience as a board member of other investment trusts and a member of several financial organizations.

Each Board believes that the significance of each Trustee's experience, qualifications, attributes or skills is an individual matter (meaning that experience important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of Board effectiveness. In its periodic self-assessment of the effectiveness of the Board, each Board considers the complementary individual skills and experience of the individual Trustees in the broader context of the Board's overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Fund. References to the qualifications, attributes and skills of Trustees are presented pursuant to disclosure requirements of the Securities and Exchange Commission ("SEC"), do not constitute holding out a Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on a Board by reason thereof.

OFFICERS

Name and Address	Positions(s) Held With Fund(s)	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past Five Years
Christian Pittard** c/o Aberdeen Standard Investments Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103	President of the Funds	Since 2018	Currently, Group Head of Product Opportunities, for Aberdeen Standard Investments ("ASI") since 2009.
Joseph Andolina** Aberdeen Standard Investments Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103	Chief Compliance Officer and Vice President-Compliance of the Funds	Since 2019	Currently, Vice President, Head of Conduct & Compliance—Americas and Deputy Chief Risk Officer for Aberdeen Standard Investments Inc. Mr. Andolina joined ASI in 2012 as part of ASI's Legal team.
Martin Connaghan** c/o Aberdeen Standard Investments Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103	Vice President of AGD and AOD	Since 2018

Currently a Senior Investment Manager on the Global Equity Team. Martin joined ASI in 2001, via the acquisition of Murray Johnstone. Martin has held a number of roles including Trader and SRI Analyst on the Global Equity Team; he also spent two years as a Portfolio Analyst on the Fixed Income Team in London.

Jeffrey Cotton** c/o Aberdeen Standard Investments Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103	Vice President of the Funds	Since 2019

Currently, Chief Risk Officer—EMEA for Aberdeen Standard Investments since 2019. Previously, he was a Director, Vice President and Head of Compliance—Americas for Aberdeen Standard Investments Inc. and Head of International Compliance for Aberdeen. He joined Aberdeen in 2010.

Josh Duitz** c/o Aberdeen Standard Investments Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103	Vice President of AGD and AOD	Since 2018

Currently a Senior Vice President, Global Equities for Aberdeen Standard Investments. He joined ASI in 2018, from Alpine Woods Capital Investors, LLC where he served as a Portfolio Manager since February 2007. Prior to that he spent eight years at Bear Stearns, where Mr. Duitz was a Managing Director Principal who specialized in trading international equities.

Alan Goodson** Aberdeen Standard Investments Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103	Vice President of the Funds	Since 2018

Currently, Director, Vice President and Head of Product—Americas for ASI, overseeing Product Management and Product Development for ASI's registered and unregistered investment companies in the US and Canada. Mr. Goodson is Vice President of Aberdeen Standard Investments Inc. and joined ASI in 2000.

Svitlana Gubriy** c/o Aberdeen Standard Investments Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103	Vice President of AWP	Since 2018

Currently Head of Global REIT Funds for Aberdeen Standard Investments, the named fund manager for Global REIT OEIC and SICAV funds, and the co-fund manager for the Manulife Global Real Estate Unconstrained Fund. Previously with Standard Life plc since 2005, Ms. Gubriy joined Aberdeen Standard Investments as a result of the merger between Aberdeen Asset Management and Standard Life in August 2017

Name and Address	Positions(s) Held With Fund(s)	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past Five Years
Bev Hendry** Aberdeen Standard Investments Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103	Vice President of the Funds	Since 2018

Currently, Chairman Americas of Aberdeen Standard Investments Inc. He previously held the positions of Chief Executive Officer of Americas until March 2018 and Co-Head of Americas and Chief Financial Officer for Aberdeen Standard Investments Inc. until 2016. Mr. Hendry first joined ASI in 1987, left ASI in 2008 and re-joined Aberdeen in 2014 from Hansberger Global Investors in Fort Lauderdale where he was Chief Operating Officer (2008-2014).

Lucia Sitar** Aberdeen Standard Investments Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103	Vice President of the Funds	Since 2018	Currently, Vice President and Managing U.S. Counsel for Aberdeen Standard Investments Inc. Ms. Sitar joined ASI in 2007.
Jon Stewart c/o Aberdeen Standard Investments Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103	Vice President of AWP	Since 2019

Currently, portfolio manager on the Global REIT team. He joined Aberdeen Standard Investments in 2015 from Liberum—a boutique investment bank—where he was a sell-side analyst covering listed real estate companies in the UK and Continental Europe.

Andrea Melia** Aberdeen Standard Investments Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103	Treasurer and Chief Financial Officer of the Funds	Since 2018	Currently, Vice President and Head of Fund Operations, Traditional Assets-Americas for Aberdeen Standard Investments Inc. Ms. Melia joined ASI in September 2009.
Megan Kennedy** Aberdeen Standard Investments Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103	Vice President and Secretary of the Funds	Since 2018	Currently, Head of Product Management for Aberdeen Standard Investments Inc. (since 2009). Ms. Kennedy joined ASI in 2005.
Heather Hasson** Aberdeen Standard Investments Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103	Assistant Secretary of the Funds	Since 2018	Currently, Senior Product Manager for Aberdeen Standard Investments Inc. since 2009. Ms. Hasson joined ASI as a Fund Administrator in 2006.
Sharon Ferrari** Aberdeen Standard Investments Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103	Assistant Treasurer of the Funds	Since 2018	Currently, Senior Fund Administration Manager—US for Aberdeen Standard Investments Inc. since 2013. Ms. Ferrari joined ASI as a Senior Fund Administrator in 2008.

*  Officers hold their positions with the Fund(s) until a successor has been duly elected and qualifies. Officers are elected annually by each Board.

**  Messrs. Andolina, Connaghan, Cotton, Duitz, Goodson, Hendry, and Pittard and Mses. Ferrari, Gubriy, Hasson, Kennedy, Melia, and Sitar hold officer position(s) in one or more of the following: Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Emerging Markets Equity Income Fund, Inc., Aberdeen Japan

Equity Fund, Inc., The India Fund, Inc., Aberdeen Income Credit Strategies Fund, Aberdeen Global Dynamic Dividend Fund, Aberdeen Total Dynamic Dividend Fund, Aberdeen Global Premier Properties Fund, Aberdeen Standard Investments ETFs (which currently consists of five portfolios), Aberdeen Investment Funds (which currently consists of four portfolios) and Aberdeen Funds (which currently consists of 24 portfolios), each of which may also be deemed to be a part of the same "Fund Complex."

Ownership of Securities

Set forth in the table below is the dollar range of equity securities in each Fund and the aggregate dollar range of equity securities in the Aberdeen Family of Investment Companies (as defined below) beneficially owned by each Trustee or nominee as of August 16, 2019. The following key relates to the dollar ranges in the chart:

A. None
B. $1 — $10,000
C. $10,001 — $50,000
D. $50,001 — $100,000
E. over $100,000

Name of Trustee or Nominee	Dollar Range of Equity Securities Owned(1)	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee or Nominee in Family of Investment Companies(2)
Independent Nominee for Trustee:
John Sievwright	AWP: A	D
AGD: A
AOD: A
Independent Trustee:
Nancy Yao Maasbach	AWP: A	C
AGD: A
AOD: A
P. Gerald Malone	AWP: A	D
AGD: A
AOD: A
Independent Trustee:
Martin Gilbert	AWP: A	D
AGD: A
AOD: A

(1)  This information has been furnished by each Trustee as of August 16, 2019. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) promulgated under the Securities Exchange Act of 1934, as amended (the "1934 Act").

(2)  "Family of Investment Companies" means those registered investment companies that share Aberdeen or an affiliate as the investment adviser and that hold themselves out to investors as related companies for purposes of investment and investor services.

As of August 16, 2019, each Fund's Trustees and officers, in the aggregate, owned less than 1% of that Fund's outstanding equity securities. As of August 16, 2019, none of the Independent Trustees or their immediate family members owned any shares of the Investment Adviser or of any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Investment Adviser.

Mr. Pittard and Ms. Melia serve as executive officers of the Funds. As of August 16, 2019, Mr. Pittard and Ms. Melia did not own shares of the Funds' common stock.

BOARD AND COMMITTEE STRUCTURE

The Board of Trustees of each Fund is composed of four Trustees, three of whom are not "interested persons" (as that term is defined in the Investment Company Act of 1940 ("1940 Act")) of the Fund, its investment adviser, or in the case of AWP, its sub-adviser (each an "Independent Trustee," and collectively, the "Independent Trustees"). Each Fund divides the Board into three classes, each class having a term of three years. Each year, the term of office of one class will expire and the successor(s) elected to such class will serve for a three year term.

Each Board has appointed Mr. Malone, an Independent Trustee, as Chairman. The Chairman presides at meetings of the Trustees, participates in the preparation of the agenda for meetings of the Board, and acts as a liaison between the Trustees and management between Board meetings. Except for any duties specified herein, the designation of the Chairman does not impose on such Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

Each Board holds regular quarterly meetings to consider and address matters involving the respective Fund. Each Board also may hold special meetings to address matters arising between regular meetings. The Independent Trustees also meet outside the presence of management in executive session at least quarterly and have engaged separate, independent legal counsel to assist them in performing their oversight responsibilities.

Each Board has established a committee structure that includes an Audit and Valuation Committee and a Nominating and Corporate Governance Committee (each discussed in more detail below) to assist each Board in the oversight and direction of the business affairs of the respective Fund, and from time to time may establish informal ad hoc committees or working groups to review and address the practices of the respective Fund with respect to specific matters. The Committee system facilitates the timely and efficient consideration of matters by the Trustees, and facilitates effective oversight of compliance with legal and regulatory requirements and of each Fund's activities and associated risks. The standing Committees currently conduct an annual review of their charters, which includes a review of their responsibilities and operations.

Each Nominating and Corporate Governance Committee and each Board as a whole also conduct an annual self-assessment of the performance of the Board, including consideration of the effectiveness of the Board's Committee structure. Each Committee is comprised entirely of Independent Trustees. Each Committee member is also "independent" within the meaning of the NYSE listing standards. Each Board reviews its structure regularly and believes that its leadership structure, including having a super-majority of Independent Trustees, coupled with an Independent Trustee as Chairman, is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances efficient and effective oversight.

Board and Committee Meetings in Fiscal Year 2018

Each of the current Trustees joined the Board effective May 4, 2018. During the fiscal year ended October 31, 2018, based on available records, each Board held four quarterly meetings and 2 special meetings. During such fiscal year, based on available records, the Trustees serving during that fiscal year attended at least 75% of the aggregate number of meetings of the Boards and of the Committees of the Boards on which they served.

Audit and Valuation Committee

Each Board has an Audit and Valuation Committee consisting of all the Independent Trustees. In addition, the members of the Audit and Valuation Committee are also "independent," as defined in the Fund's written Charter. The members of the Audit and Valuation Committee are Ms. Maasbach, Mr. Malone and Mr. Sievwright. Mr. Sievwright serves as the Chairman of each Audit and Valuation Committee and the Audit Committee Financial Expert.

The Audit and Valuation Committees oversee the scope of each Funds' audit, the Funds' accounting and financial reporting policies and practices and its internal controls. The Audit and Valuation Committees assist each Board in fulfilling its responsibility for oversight of the integrity of the Funds' accounting, auditing and financial reporting practices, the qualifications and independence of the Funds' independent registered public accounting firm and the Fund's compliance with legal and regulatory requirements. The Audit and Valuation Committees approve, and recommend to the respective Board for ratification, the selection, appointment, retention or termination of the Funds' independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit and Valuation Committees also approve all audit and permissible non-audit services provided to the Funds by the independent registered public accounting firm and all permissible non-audit services provided by the Funds' independent registered public accounting firm to the Investment Adviser and service providers if the engagement relates directly to the Funds' operations and financial reporting. The Audit and Valuation Committees are also responsible for monitoring the valuation of portfolio securities and other investments. Prior to September 5, 2018, the Funds each had an Audit Committee and separate Valuation Committee, which were both composed of the previous Independent Trustees. The written Charter for the now combined Audit and Valuation Committees is available at the Funds' websites. During the fiscal year ended October 31, 2018, based on available records, the Audit Committee met 3 times, the Valuation Committee met 3 times and the Audit and Valuation Committee met 1 time.

Service providers to the Funds, primarily the Investment Adviser, have responsibility for the day-to-day management of the Funds, which includes responsibility for risk management. As an integral part of its responsibility for oversight of the Funds, the Boards oversee risk management of the Funds' investment program and business affairs. Oversight of the risk management process is part of the Board's general oversight of the Funds and its service providers.

Nominating and Corporate Governance Committee; Consideration of Potential Trustee Nominees

Each Board has a Nominating and Corporate Governance Committee (the "Nominating Committee") consisting of all the Independent Trustees. The members of the Nominating Committee are Ms. Maasbach, Mr. Malone and Mr. Sievwright. Mr. Malone serves as the Chairman of the Nominating Committees. Prior to May 4, 2018, the Nominating and Corporate Governance Committee of each Board was composed of the previous Independent Trustees.

The Nominating Committee is responsible for overseeing Boards governance and related Trustee practices, including selecting and recommending candidates to fill vacancies on the Board. The Nominating Committees will consider Trustee candidates recommended by shareholders of the Funds. Recommendations for consideration by a Nominating Committee should be sent to the Chairman of the Nominating Committee in writing together with the appropriate biographical information concerning each such recommended nominee. In addition, shareholders may themselves nominate individuals for election to a Board of Trustees for the Funds if they follow the advance notice provisions in the Funds' By-Laws, as more fully set forth on page 18.

In identifying and evaluating nominees for Trustee, the Nominating Committees seek to ensure that the Boards possess, in the aggregate, the strategic, managerial and financial skills and experience necessary to fulfill its duties and to achieve its objectives, and also seeks to ensure that the Boards of Trustees are comprised of trustees who have broad and diverse backgrounds. The Nominating Committees look at each nominee on a case-by-case basis. In looking at the qualification of each candidate to determine if his or her election would further the goals described above, the Nominating Committees take into account all factors it considers appropriate, which may include strength of character, mature judgment, career specialization, relevant technical skills or financial acumen, diversity of viewpoint and industry knowledge. However, a Board believes that to be recommended as a nominee, whether by the Nominating Committees or at the suggestion of a shareholder, each candidate must: (1) display the highest personal and professional ethics, integrity and values; (2) have the ability to exercise sound business judgment; (3) be highly accomplished in his or her respective field; (4) have relevant expertise and experience; (5) be able to represent all shareholders and be committed to enhancing long-term shareholder value; and (6) have sufficient time available to devote to activities of the Board and enhance his or her knowledge of the Fund's business. Based on available records, the Nominating Committees met 3 times during the fiscal year ended October 31, 2018. The Board has adopted a written Charter for the Nominating Committee, which is available at the Funds' websites.

Board Oversight of Risk Management

Each Fund is subject to a number of risks, including, among others, investment, compliance, operational and valuation risks. Risk oversight forms part of each Board's general oversight of the respective Fund and is addressed as part of various Board and Committee activities. Each Board has adopted, and periodically reviews, policies and procedures designed to address these risks. Different processes, procedures and controls are employed with respect to different types of risks. Day-to-day risk management functions are subsumed within the responsibilities of the Funds' investment adviser, who carry out the Funds' investment management and business affairs and other service providers in connection with the services they provide to the Funds. The investment adviser and other service providers have their own, independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. As part of its regular oversight of each Fund, the respective Board, directly and/or through a Committee, interacts with and reviews reports from, among others, the investment adviser and each Fund's other service providers (including the Funds' transfer agent), the Funds' Chief Compliance Officer, the Funds' independent registered public accounting firm, legal counsel to the Funds, and internal auditors, as appropriate, relating to the operations of the Funds. Each Board also requires the investment adviser to report to the Boards on other matters relating to risk management on a regular and as-needed basis. The Boards recognize that it may not be possible to identify all of the risks that may affect the Funds or to develop processes and controls to eliminate or mitigate their occurrence or effects. Each Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Communications with the Board of Trustees

Shareholders who wish to communicate with Board members with respect to matters relating to the Funds may address their written correspondence to the Boards as a whole or to individual Board members c/o Aberdeen Standard Investments Inc., at 1900 Market Street, Suite 200, Philadelphia, PA 19103, or via e-mail to the Trustee(s) c/o Aberdeen Standard Investments Inc. at Investor.Relations@aberdeenstandard.com.

Trustees Attendance at Annual Meetings of Shareholders

The Funds have not established a formal policy with respect to Trustee attendance at annual meetings of shareholders.

REPORTS OF THE AUDIT AND VALUATION COMMITTEES; INFORMATION REGARDING THE FUNDS' INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

At a meeting held on December 10, 2018, the Board of each Fund, including a majority of the Directors who are not "interested persons," as defined under the 1940 Act, selected KPMG LLP ("KPMG") to act as the independent registered public accounting firm for each Fund for the fiscal year ending October 31, 2019. Although it is not expected that a representative of KPMG will attend the Meeting, a representative will be available by telephone to make a statement to the shareholders, if the representative wishes to do so, and to respond to shareholder questions, if any.

Each Fund's financial statements for the fiscal year ended October 31, 2018 were audited by KPMG. The Audit and Valuation Committee of each Fund has reviewed and discussed the audited financial statements of the Fund with management of the Funds. The Audit and Valuation Committee of each Fund has received the written disclosures and the letter from KPMG required by The Public Company Accounting Oversight Board ("PCAOB") Rule 3526 (PCAOB Rule 1, Communication with Audit Committees Concerning Independence), as may be modified or supplemented, and have discussed with KPMG its independence with respect to the Funds. The Funds know of no direct financial or material indirect financial interest of KPMG in the Funds. The Audit and Valuation Committees have discussed with KPMG the matters required to be discussed by SAS 61 and PCAOB AS 16, as may be modified or supplemented. Based on the foregoing review and discussions, the Audit and Valuation Committee of each Fund recommended to the respective Board that the audited financial statements of each Fund for the fiscal year ended October 31, 2018 be included in each Fund's most recent annual report filed with the Commission.

John Sievwright, Chairman of the Audit and Valuation Committee
Nancy Yao Maasbach, Member of the Audit and Valuation Committee
P. Gerald Malone, Member of the Audit and Valuation Committee

On June 13, 2018, upon the recommendation of their Audit Committees, the Boards each approved the engagement of KPMG as the independent registered public accounting firm for the Funds for the fiscal year ending October 31, 2018, contingent on KPMG's delivery of an independence letter that was satisfactory to the Funds' Audit and Valuation Committees. After completing its standard client evaluation procedures and delivering a satisfactory independence letter to the Audit and Valuation Committees, KPMG accepted the engagement, which became effective on September 26, 2018. The Boards and the Audit and Valuation Committees considered the engagement of KPMG in connection with the resignation of the Funds' former independent registered accounting firm on May 4, 2018, which was previously disclosed in the Funds' Current Reports on Form 8-K that were filed with the Securities and Exchange Commission on May 9, 2018.

The report of Ernst & Young LLP ("E&Y") on each Fund's financial statements as of and for the fiscal years ended October 31, 2017 and October 31, 2016 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles.

During each Fund's fiscal years ended October 31, 2017 and October 31, 2016 and the subsequent interim period through May 4, 2018, there were no disagreements between a Fund and E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused it to make reference to the subject matter of the disagreements in its reports on the financial statements of a Fund for such years.

During each Fund's fiscal years ended October 31, 2017 and October 31, 2016 and the subsequent interim period from November 1, 2018 through May 4, 2018, there were no "reportable events" (as defined in Item 304(a)(1)(v) of Regulation S-K under the 1934 Act). Each Fund provided E&Y with a copy of the Report prior to filing the Report with the SEC. Each Fund requested that E&Y furnish it with a letter addressed to the SEC stating whether it agrees with the statements made by such Fund with respect to E&Y in the Reports.

The following table sets forth the aggregate fees billed for professional services rendered by E&Y, the Funds' independent auditor during the fiscal year ended October 31, 2017 and the subsequent interim period through

May 4, 2018 and for the aggregate fees billed for professional services rendered by KPMG, the Funds' independent auditor for the remainder of fiscal year ended October 31, 2018:

	2018			2017
	AWP	AGD	AOD	AWP	AGD	AOD
Audit Fees	$47,852	$34,299	$61,849	$94,932	$31,610	$64,775
Audit-Related Fees	$0	$0	$0	$0	$0	$0
Tax Fees(1)	$8,250	$8,250	$8,250	$17,409	$4,608	$1,515
All Other Fees	$0	$0	$0	$0	$0	$0
Total	$56,102	$42,549	$70,099	$112,341	$32,218	$66,290

Each Audit and Valuation Committee is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to each Fund and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Fund's adviser, and any service provider to a Fund controlling, controlled by or under common control with the Fund's adviser that provided ongoing services to the Fund ("Covered Service Provider"), if the engagement relates directly to the operations and financial reporting of the Fund. For the fiscal year ended October 31, 2018, KPMG billed $764,339 for aggregate non-audit fees for services rendered to the Funds, the Funds' investment adviser, and in the case of AWP, AWP's sub-adviser, and any Covered Service Providers with respect to the investment adviser. The aggregate fees billed by E&Y for non-audit services rendered to the Funds, the Fund's previous investment adviser (the "Prior Adviser") and any Covered Service Providers with respect to the Prior Adviser for the fiscal year ended October 31, 2017 was $0 and for the subsequent interim period through May 4, 2018 was $0.

Based on available records, all of the services described in the table above were pre-approved by the relevant Audit Committee.

Each Audit and Valuation Committee has adopted an Audit Committee Charter that provides that the Audit and Valuation Committee shall annually select, retain or terminate, and recommend to the Independent Trustees for their ratification, the selection, retention or termination, the Funds' independent auditor and, in connection therewith, evaluate the terms of the engagement (including compensation of the auditor) and the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to the Investment Adviser, and receive the independent auditor's specific representations as to its independence, delineating all relationships between the independent auditor and the Fund, consistent with the Independent Standards Board ("ISB") Standard No. 1. Each Audit and Valuation Committee Charter also provides that the Committee shall review in advance, and consider approval of, any and all proposals by Fund management or the Investment Adviser that the Funds, Investment Adviser or their affiliated persons, employ the independent auditor to render "permissible non-audit services" to the Fund and to consider whether such services are consistent with the independent auditor's independence.

Based on available records, each Audit and Valuation Committee has considered for the fiscal years ended October 31, 2018 whether the provision of non-audit services that were rendered to the Funds' Prior Adviser, investment adviser, and in the case of AWP, to AWP's sub-adviser, and any entity controlling, controlled by, or under common control with the Prior Adviser, the Funds' investment adviser, and in the case of AWP, the sub-adviser, that provided ongoing services to the relevant Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant's independence and concluded that it was.

COMPENSATION

The current Trustees of each Fund began their service to the Funds on May 4, 2018. The following table sets forth information regarding compensation of Trustees from the Funds from May 4, 2018 through October 31, 2018 and total compensation from the Fund Complex for the full fiscal year ended October 31, 2018. All officers of the Funds are employees of and are compensated by either: AAML, the Funds' investment adviser; Aberdeen Standard Investments Inc. ("ASII"), AWP's sub-adviser; or their affiliates. None of the Funds' executive officers or Trustees who are also officers or directors of AAML or ASII received any compensation from any Fund for such period. None of the Funds have any bonus, profit sharing, pension or retirement plans.

Name of Trustee	Aggregate Estimated Compensation from Fund: May 4, 2018 through October 31, 2018			Total Compensation From Fund (estimated) and Fund Complex Paid To Trustee for Fiscal Year Ended October 31, 2018*
	AWP	AGD	AOD
Independent Nominee:
P. Gerald Malone	$8,116	$3,758	$12,882	$353,755
Independent Trustees:
Nancy Yao Maasbach	$7,302	$3,213	$11,782	$107,927
John Sievwright	$8,116	$3,758	$12,882	$73,775
Interested Trustee:
Martin Gilbert	$0	$0	$0	$0

*  See the "Trustees" table for the number of Funds within the Fund Complex that each Trustee serves. The amount listed includes compensation from May 4, 2018 to October 31, 2018 for AWP, AGD and AOD, as well as compensation for any other Funds in the Fund Complex paid from November 1, 2017 to October 31, 2018.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, as applied to the Funds, require the Funds' officers and Trustees, certain officers and directors of the investment advisers, affiliates of the investment advisers, and persons who beneficially own more than 10% of the Fund's shares to electronically file reports of ownership of the Funds' securities and changes in such ownership with the SEC and the NYSE. Such persons are required by SEC regulations to furnish the Fund with copies of all such filings.

Based solely on each Fund's review of the copies of such forms received by it or written representations from reporting persons that all reportable transactions were reported, to the knowledge of each Fund, during the fiscal year ended October 31, 2018, each Fund's officers, Trustees and greater than 10% owners timely filed all reports they were required to file under Section 16(a), except that filings of Forms 3 for the addition of AAML as adviser to the Funds, ASII as Sub-adviser to AWP, Bruce Ebnother as an officer to AWP and Martin Connaghan as an officer to AOD and AGD were filed late.

Relationship of Trustees or Nominees with the Investment Adviser

Aberdeen Asset Managers Limited ("AAML") serves as Adviser to each Fund pursuant to individual advisory agreements signed May 4, 2018. AAML, located at Bow Bells House, 1 Bread Street, London EC4M 9HH, is a corporation organized under the laws of the United Kingdom and a U.S. registered investment adviser. AAML provides equity, fixed income and real estate advisory services, as well as alternative strategies. Mr. Martin Gilbert, a Trustee of the Funds, also serves as Chairman and an Executive Director of Standard Life Aberdeen plc. Mr. Gilbert is also a shareholder of Standard Life Aberdeen plc. Mr. Jeffrey Cotton, who serves as an officer of the Funds, also serves as a director and officer of AAML.

Aberdeen Standard Investments Inc. ("ASII") (formerly, Aberdeen Asset Management Inc.) serves as Sub-Adviser to AWP pursuant to a sub-advisory agreement signed May 4, 2018. ASII is a Delaware corporation with its principal business office located at 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103. Messrs. Andolina, Goodson, Hendry and Mmes. Melia and Sitar, who serve as officers of the Funds, are also directors and/or officers of ASII.

In rendering investment advisory services, ASII and AAML may use the resources of investment advisor subsidiaries of Standard Life Aberdeen. These affiliates have entered into a memorandum of understanding/personnel sharing procedures pursuant to which investment professionals from each affiliate may render portfolio management and research services to US clients of the Standard Life Aberdeen affiliates, including the Funds, as associated persons of the Adviser or Sub-adviser. No remuneration is paid by the Funds with respect to the memorandum of understanding/personnel sharing arrangements.

EACH FUND'S BOARD, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE NOMINEE FOR TRUSTEE FOR THE RELEVANT FUND.

ADDITIONAL INFORMATION

Expenses. The expense of preparation, printing and mailing of the enclosed proxy card and accompanying Notice and Joint Proxy Statement will be borne proportionately by each Fund. Each Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of that Fund. In order to obtain the necessary quorum at each Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview. Such solicitation may be conducted by, among others, officers, Trustees and employees of the Funds, or AAML.

AST Fund Solutions, LLC ("AST") has been retained to assist in the solicitation of proxies and will receive an estimated fee of $2,500 per Fund and be reimbursed for its reasonable expenses. Total payments for the Funds to AST are expected to be between approximately $3,270 and $3,410 per Fund.

Solicitation and Voting of Proxies. Solicitation of proxies is being made primarily by the mailing of this Joint Proxy Statement with its enclosures on or about August 16, 2019. As mentioned above, AST has been engaged to assist in the solicitation of proxies. As the meeting date approaches, certain shareholders of a Fund may receive a call from a representative of AST, if the Fund has not yet received their vote. Authorization to permit AST to execute proxies may be obtained by telephonic instructions from shareholders of a Fund. Proxies that are obtained telephonically will be recorded in accordance with procedures that management of each of the Funds believes are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.

Beneficial Owners. Based upon filings made with the SEC, as of August 1, 2019, the following table shows certain information concerning persons who may be deemed beneficial owners of 5% or more of the shares of the Funds because they possessed or shared voting or investment power with respect to a Fund's shares:

Fund	Class	Name and Address	Number of Shares Beneficially Owned	Percentage of Shares
AWP	Common	First Trust Advisors 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	9,539,016	11.2%

Fund	Class	Name and Address	Number of Shares Beneficially Owned	Percentage of Shares
AGD	Common	First Trust Advisors 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	2,587,555	20.6%
AOD	Common	Wells Fargo & Company 525 Market Street, 10th Floor San Francisco, CA 94105	6,998,298	6.6%
	Common	1607 Capital Partners, LLC 13 S. 13th Street, Suite 400 Richmond, Virginia 23219	8,718,334	8.3%

Shareholder Proposals.

Any Rule 14a-8 shareholder proposal to be considered for inclusion in the Fund's proxy statement and form of proxy for the annual meeting of shareholders to be held in 2020 should be received by the Secretary of the Funds no later than April 18, 2020. There are additional requirements regarding proposals of shareholders, and a shareholder contemplating submission of a proposal for inclusion in the Fund's proxy materials is referred to Rule 14a-8 under the 1934 Act.

Non-Rule 14a-8 proposals of business to be considered by the Funds' shareholders may be made at an annual meeting of shareholders (1) by or at the direction of the Boards of Trustees or (2) by any shareholder of a Fund who was a shareholder of record from the time the shareholder gave notice as provided in the Funds' By-Laws to the time of the annual meeting, who is entitled to vote at the annual meeting on any such business and who has complied with the By-Laws. Pursuant to each Fund's By-Laws, for any such business to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Funds and such business must otherwise be a proper matter for action by the shareholders. To be timely, a shareholder's notice shall set forth all information required under the Fund's By-Laws and shall be delivered to the Secretary of the Funds at the principal executive office of the Fund neither earlier than 9:00 a.m., Eastern Time, on the 150th day nor later than 5:00 p.m., Eastern Time, on the 120th day before the first anniversary of the date of the proxy statement for the preceding year's annual meeting; provided, however, that in the event the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year's annual meeting, or in the event that no annual meeting was held the preceding year, notice by the shareholder will be timely if so delivered not later than 5:00 p.m., Eastern Time, on the tenth day following the day on which public announcement of the date of such annual meeting is first made. The public announcement of a postponement or adjournment of an annual meeting shall not commence a new time period for the giving of a shareholder's notice as described above.

A Fund may exercise discretionary voting authority with respect to any shareholder proposals for the 2019 Annual Meeting of shareholders not included in the proxy statement and form of proxy which are not submitted to the Fund(s) within the time-frame indicated above. Even if timely notice is received, a Fund may exercise discretionary voting authority in certain other circumstances. Discretionary voting authority is the ability to vote proxies that shareholders have executed and returned to a Fund on matters not specifically reflected on the form of proxy.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETINGS AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY CARD(S) AND RETURN THEM IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Delivery of Proxy

Unless the Funds have received contrary instructions from shareholders, only one copy of this Joint Proxy Statement may be mailed to households, even if more than one person in a household is a shareholder of record. If a shareholder needs an additional copy of this Joint Proxy Statement, please contact the Funds at 1-800-522-5465. If any shareholder does not want the mailing of this Joint Proxy Statement to be combined with those for other members of its household, please contact the Funds in writing at: 1900 Market Street, Suite 200, Philadelphia, PA 19103 or call the Funds at 1-800-522-5465.

Other Business

Management knows of no business to be presented at the Meetings, other than the Proposal set forth in this Joint Proxy Statement, but should any other matter requiring the vote of shareholders arise, the proxies will vote thereon according to their discretion.

By order of the Boards of Trustees,

/s/ Megan Kennedy
Megan Kennedy, Secretary
Aberdeen Global Premier Properties Fund
Aberdeen Global Dynamic Dividend Fund
Aberdeen Total Dynamic Fund

PROXY CARD

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

ABERDEEN GLOBAL DYNAMIC DIVIDEND FUND

PROXY FOR AN ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 9, 2019

The undersigned hereby appoints Alan Goodson, Megan Kennedy and Heather Hasson, and each of them, as proxies of the undersigned, each with the power to appoint his or her substitute, for the Annual Meeting of Shareholders of the Aberdeen Global Dynamic Dividend Fund (“the Fund”), to be held on October 9, 2019, at 10:30 a.m. Eastern Time, at the offices of Aberdeen Standard Investments Inc. located at 1900 Market Street, Suite 200, Philadelphia, PA 19103 (the “Annual Meeting”), and for any adjournment or postponement thereof, to vote, as designated on the reverse side, all shares of the Fund held by the undersigned at the close of business on July 19, 2019.  Capitalized terms used without definition have the meanings given to them in the accompanying proxy statement.

The undersigned hereby revokes any prior proxy to vote at such Annual Meeting, and hereby ratifies and confirms all that said attorneys and proxies, or any of them, may lawfully do by virtue thereof.

Do you have questions? If you have any questions about how to vote your proxy or about the Annual Meeting in general, please call toll-free (888) 288-0951.  Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Annual Meeting of Shareholders to be held on October 9, 2019.  The proxy statement for this meeting is available at:

https://proxyonline.com/docs/aberdeenfunds2019.pdf

ABERDEEN GLOBAL DYNAMIC DIVIDEND FUND	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees.  Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side).  If the shares are held jointly, each holder should sign this Proxy.  Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of the Fund’s Board of Trustees, and the proposal below has been proposed by the Board of Trustees.

The proxy will be voted as specified below.  If the proxy is executed, but with respect a proposal where no specification is made, this proxy will be voted in favor of the proposal and in the discretion of the above named proxies as to any other matter that may have properly come before the Annual Meeting or any adjournment or postponement thereof.  Please indicate by filling the appropriate circle below:

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: •

1	To elect one Class II Trustee, to serve a term of three years until the 2022 Annual Meeting and until his successor has been duly elected and qualifies.

		FOR	WITHHOLD

	1.1 P. Gerald Malone	¡	¡

Your vote is important.  If you are unable to attend the Annual Meeting in person, we urge you to complete, sign, date and return this proxy card using the enclosed postage prepaid envelope.  Your prompt return of the proxy will help assure a quorum at the Annual Meeting and avoid additional expenses associated with further solicitation.  Sending in your proxy will not prevent you from personally voting your shares at the Annual Meeting.  You may revoke your proxy card, by writing the Secretary of the Fund or by attending the meeting and voting in person.

THANK YOU FOR VOTING

PROXY CARD

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

ABERDEEN GLOBAL PREMIER PROPERTIES FUND

PROXY FOR AN ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 9, 2019

The undersigned hereby appoints Alan Goodson, Megan Kennedy and Heather Hasson, and each of them, as proxies of the undersigned, each with the power to appoint his or her substitute, for the Annual Meeting of Shareholders of the Aberdeen Global Premier Properties Fund (“the Fund”), to be held on October 9, 2019, at 10:00 a.m. Eastern Time, at the offices of Aberdeen Standard Investment Inc. located at 1900 Market Street, Suite 200, Philadelphia, PA 19103 (the “Annual Meeting”), and for any adjournment or postponement thereof, to vote, as designated on the reverse side, all shares of the Fund held by the undersigned at the close of business on July 19, 2019.  Capitalized terms used without definition have the meanings given to them in the accompanying proxy statement.

The undersigned hereby revokes any prior proxy to vote at such Annual Meeting, and hereby ratifies and confirms all that said attorneys and proxies, or any of them, may lawfully do by virtue thereof.

Do you have questions? If you have any questions about how to vote your proxy or about the Annual Meeting in general, please call toll-free (888) 288-0951.  Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Annual Meeting of Shareholders to be held on October 9, 2019.  The proxy statement for this meeting is available at:

https://proxyonline.com/docs/aberdeenfunds2019.pdf

ABERDEEN GLOBAL PREMIER PROPERTIES FUND	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees.  Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side).  If the shares are held jointly, each holder should sign this Proxy.  Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of the Fund’s Board of Trustees, and the proposal below has been proposed by the Board of Trustees.

The proxy will be voted as specified below.  If the proxy is executed, but with respect a proposal where no specification is made, this proxy will be voted in favor of the proposal and in the discretion of the above named proxies as to any other matter that may have properly come before the Annual Meeting or any adjournment or postponement thereof.  Please indicate by filling the appropriate circle below:

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: •

1	To elect one Class II Trustee, to serve a term of three years until the 2022 Annual Meeting and until his successor has been duly elected and qualifies.

		FOR	WITHHOLD

	1.1 P. Gerald Malone	¡	¡

Your vote is important.  If you are unable to attend the Annual Meeting in person, we urge you to complete, sign, date and return this proxy card using the enclosed postage prepaid envelope.  Your prompt return of the proxy will help assure a quorum at the Annual Meeting and avoid additional expenses associated with further solicitation.  Sending in your proxy will not prevent you from personally voting your shares at the Annual Meeting.  You may revoke your proxy card, by writing the Secretary of the Fund or by attending the meeting and voting in person.

THANK YOU FOR VOTING

PROXY CARD

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

ABERDEEN TOTAL DYNAMIC DIVIDEND FUND

PROXY FOR AN ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 9, 2019

The undersigned hereby appoints Alan Goodson, Megan Kennedy and Heather Hasson, and each of them, as proxies of the undersigned, each with the power to appoint his or her substitute, for the Annual Meeting of Shareholders of the Aberdeen Total Dynamic Dividend Fund (“the Fund”), to be held on October 9, 2019, at 11:00 a.m. Eastern Time, at the offices of Aberdeen Standard Investments Inc. located at 1900 Market Street, Suite 200, Philadelphia, PA 19103 (the “Annual Meeting”), and for any adjournment or postponement thereof, to vote, as designated on the reverse side, all shares of the Fund held by the undersigned at the close of business on July 19, 2019.  Capitalized terms used without definition have the meanings given to them in the accompanying proxy statement.

The undersigned hereby revokes any prior proxy to vote at such Annual Meeting, and hereby ratifies and confirms all that said attorneys and proxies, or any of them, may lawfully do by virtue thereof.

Do you have questions? If you have any questions about how to vote your proxy or about the Annual Meeting in general, please call toll-free (888) 288-0951.  Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Annual Meeting of Shareholders to be held on October 9, 2019.  The proxy statement for this meeting is available at:

https://proxyonline.com/docs/aberdeenfunds2019.pdf

ABERDEEN TOTAL DYNAMIC DIVIDEND FUND	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees.  Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side).  If the shares are held jointly, each holder should sign this Proxy.  Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of the Fund’s Board of Trustees, and the proposal below has been proposed by the Board of Trustees.

The proxy will be voted as specified below.  If the proxy is executed, but with respect a proposal where no specification is made, this proxy will be voted in favor of the proposal and in the discretion of the above named proxies as to any other matter that may have properly come before the Annual Meeting or any adjournment or postponement thereof.  Please indicate by filling the appropriate circle below:

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: •

1	To elect one Class II Trustee, to serve a term of three years until the 2022 Annual Meeting and until his successor has been duly elected and qualifies.

		FOR	WITHHOLD

	1.1 P. Gerald Malone	¡	¡

Your vote is important.  If you are unable to attend the Annual Meeting in person, we urge you to complete, sign, date and return this proxy card using the enclosed postage prepaid envelope.  Your prompt return of the proxy will help assure a quorum at the Annual Meeting and avoid additional expenses associated with further solicitation.  Sending in your proxy will not prevent you from personally voting your shares at the Annual Meeting.  You may revoke your proxy card, by writing the Secretary of the Fund or by attending the meeting and voting in person.

THANK YOU FOR VOTING